UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Revenues
Vessel operating revenues	$ 147,103	$ 63,945
Operating expenses
Voyage expenses	(2,277)	(1,522)
Vessel operating expenses	(29,715)	(14,001)
Administrative expenses	(4,252)	(3,139)
Depreciation	(33,361)	(17,171)
Operating income	77,498	28,112
Other income/(expenses)
Interest income	12	143
Interest expense	(27,534)	(19,603)
Gain/(loss) on derivatives	10,152	(28,551)
Other financial items	(123)	(1,618)
Income/(loss) before tax	60,005	(21,517)
Income tax expense	(36)	(17)
Net income/(loss)	$ 59,969	$ (21,534)
Earnings/(loss) per share:
Basic (in USD per share)	$ 1.12	$ (0.40)
Diluted (in USD per share)	$ 1.12	$ (0.40)